Financial Instruments	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS

32. FINANCIAL INSTRUMENTS
A) Fair Value of Non-Derivative Financial Instruments
The fair values of cash and cash equivalents, accounts receivable and accrued revenues, accounts payable and accrued liabilities, and short-term borrowings approximate their carrying amount due to the short-term maturity of these instruments.
The fair values of restricted cash, certain portions of other assets and other liabilities, approximate their carrying amount due to the specific non-tradeable nature of these instruments.
Long-term debt is carried at amortized cost. The estimated fair value of long-term debt was determined based on period-end trading prices of long-term debt on the secondary market (Level 2). As at December 31, 2024, the carrying value of Cenovus’s long-term debt was $7.5 billion and the fair value was $6.9 billion (December 31, 2023 carrying value – $7.1 billion, fair value – $6.6 billion).
The Company classifies certain private equity investments as FVOCI as they are not held for trading and fair value changes are not reflective of the Company’s operations. These assets are carried at fair value in other assets. Fair value is determined based on recent market activity which may include equity transactions of the entity when available (Level 3).
The following table provides a reconciliation of changes in the fair value of private equity investments classified as FVOCI:

	2024	2023
Fair Value, Beginning of Year	131	55
Acquisitions	7	13
Changes in Fair Value	81	63
Fair Value, End of Year	219	131
B) Fair Value of Risk Management Assets and Liabilities
Risk management assets and liabilities are carried at fair value in accounts receivable and accrued revenues, accounts payable and accrued liabilities (for short-term positions), other assets and other liabilities (for long-term positions). Changes in fair value are recorded in (gain) loss on risk management.
The Company’s risk management assets and liabilities consist of condensate and refined product futures; crude oil and natural gas futures and swaps; and renewable power, power and foreign exchange contracts. The Company may also enter into forwards and options to manage commodity, foreign exchange and interest rate exposures.
Crude oil, natural gas, condensate, refined products and power contracts are recorded at their estimated fair value based on the difference between the contracted price and the period-end forward price for the same commodity, using quoted market prices or the period-end forward price for the same commodity, extrapolated to the end of the term of the contract (Level 2). The fair value of foreign exchange rate contracts is calculated using external valuation models that incorporate observable market data and foreign exchange forward curves (Level 2).
The fair value of renewable power contracts is calculated using internal valuation models that incorporate broker pricing for relevant markets, some observable market prices and extrapolated market prices with inflation assumptions (Level 3). The fair value of renewable power contracts are calculated by Cenovus’s internal valuation team, which consists of individuals who are knowledgeable and have experience in fair value techniques.
Summary of Risk Management Positions

	2024			2023
	Risk Management			Risk Management
As at December 31,	Asset	Liability	Net	Asset	Liability	Net
Crude Oil, Natural Gas, Condensate and Refined Products	9	10	(1)	11	19	(8)
Power Contracts	6	—	6	2	—	2
Renewable Power Contracts	5	—	5	18	—	18
Foreign Exchange Rate Contracts	—	3	(3)	—	—	—
	20	13	7	31	19	12
The following table presents the Company’s fair value hierarchy for risk management assets and liabilities carried at fair value:

As at December 31,	2024	2023
Level 2 – Prices Sourced From Observable Data or Market Corroboration	2	(6)
Level 3 – Prices Sourced From Partially Unobservable Data	5	18
	7	12
The following table provides a reconciliation of changes in the fair value of Cenovus’s risk management assets and liabilities:

	2024	2023
Fair Value of Contracts, Beginning of Year	12	46
Change in Fair Value of Contracts in Place at Beginning of Year	(20)	—
Change in Fair Value of Contracts Entered Into During the Year	(30)	(45)
Fair Value of Contracts Realized During the Year	46	9
Unrealized Foreign Exchange Gain (Loss) on U.S. Dollar Contracts	(1)	2
Fair Value of Contracts, End of Year	7	12
Offsetting Financial Assets and Liabilities
Cenovus offsets risk management assets and liabilities when the counterparty, currency and timing of settlement are the same.

	2024			2023
	Risk Management			Risk Management
As at December 31,	Asset	Liability	Net	Asset	Liability	Net
Recognized Risk Management Positions
Gross Amount	38	31	7	71	59	12
Amount Offset	(18)	(18)	—	(40)	(40)	—
Net Amount	20	13	7	31	19	12
The derivative liabilities do not have credit risk-related contingent features. Due to credit practices that limit transactions according to counterparties’ credit quality, the change in fair value through profit or loss attributable to changes in the credit risk of financial liabilities is immaterial.
Cenovus pledges cash collateral with respect to certain of these risk management contracts, which is not offset against the related financial liability. The amount of cash collateral required will vary daily over the life of these risk management contracts as commodity prices change. As at December 31, 2024, $18 million was pledged as cash collateral (December 31, 2023 – $47 million).
C) Earnings Impact of (Gains) Losses From Risk Management Positions

For the years ended December 31,	2024	2023
Realized (Gain) Loss	46	9
Unrealized (Gain) Loss	12	52
(Gain) Loss on Risk Management	58	61
Realized and unrealized gains and losses on risk management are recorded in the reportable segment to which the derivative instrument relates.
D) Fair Value of Contingent Payments
i) 2024 Fair Value
The variable payment (Level 3) associated with the transaction with the Sunrise Acquisition ended on August 31, 2024. The final payment was made in October 2024.
ii) 2023 Fair Value
The variable payment (Level 3) associated with the Sunrise Acquisition was carried at fair value in the contingent payments. Fair value was estimated by calculating the present value of the expected future cash flows using an option pricing model, which assumed the probability distribution for WCS is based on the volatility of WTI options, volatility of Canadian-U.S. foreign exchange rate options and both WTI and WCS futures pricing that was discounted using a credit-adjusted risk-free rate. Fair value of the variable payment was calculated by Cenovus’s internal valuation team, which consists of individuals who are knowledgeable and have experience in fair value techniques. As at December 31, 2023, the fair value of the variable payment was estimated to be $164 million applying a credit-adjusted risk-free rate of 5.6 percent.
As at December 31, 2023, average WCS forward pricing for the remaining term of the variable payment was $71.86 per barrel. The average volatility of WTI options and the Canadian-U.S. foreign exchange rates was 39.4 percent and 5.8 percent, respectively.
As at December 31, 2023, changes in WCS forward prices, with fluctuations in all other variables held constant, could have impacted earnings before income tax as follows:

	Sensitivity Range	Increase	Decrease
WCS Forward Prices	± $10.00 per barrel	(21)	45